UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2016

CU BANCORP

(Exact name of registrant as specified in its charter)

California	001-35683	90-0779788
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

818 W. 7th Street, Suite 220 Los Angeles, CA		90017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 430-7000

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 11, 2016, CU Bancorp (the “Company”) issued a press release reporting that Robert Sjogren has joined the Company as an Executive Vice President and its Chief Risk Officer. Mr. Sjogren was previously the Chief Operating Officer of Pacific Mercantile Bancorp and was its General Counsel prior to that. Mr. Sjogren graduated with a bachelor of arts from Chapman College and earned his juris doctorate at Loyola Law School.

A copy of the press release relating to this Item 8.01 is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release is also available on the Company’s website at www.cubancorp.com.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1

Press Release dated July 11, 2016 reporting the appointment of Robert Sjogren as an Executive Vice President and the Company’s Chief Risk Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CU Bancorp

Dated: July 12, 2016	By:	/s/ Anita Y. Wolman
Anita Y. Wolman
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 11, 2016 reporting the appointment of Robert Sjogren as an Executive Vice President and the Company’s Chief Risk Officer.